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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM 8-K/A
                               (AMENDMENT NO. 1)
                                ----------------

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): MAY 23, 1994

                            ------------------------

                         IDB COMMUNICATIONS GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)

           DELAWARE                   0-14972             93-0933098
 (State or Other Jurisdiction       (Commission        (I.R.S. Employer
      of Incorporation)              File No.)       Identification No.)

                            ------------------------

    10525 WEST WASHINGTON BOULEVARD, CULVER CITY,
                      CALIFORNIA                        90232-1922
       (Address of Principal Executive Offices)         (Zip Code)

                            ------------------------

                                 (213) 870-9000
              (Registrant's Telephone Number, Including Area Code)

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
ITEM 5. OTHER EVENTS.

    On June 13, 1994, Deloitte & Touche ("Deloitte") provided IDB Communications Group, Inc. (the "Registrant") with Deloitte's response to the Registrant's Current Report on Form 8-K (the "Form 8-K") filed with the Securities and Exchange Commission (the "SEC") on May 31, 1994. In Deloitte's response filed as
Exhibit 16.1 hereto (the "Deloitte letter"), Deloitte confirmed that the unresolved items of concern to Deloitte were limited to the first quarter of 1994 and cited no irregularities relating to the Registrant's financial statements. The Deloitte letter does not recommend restatement of any financial statements relating to prior periods. Deloitte did not limit or withdraw any report issued with respect to the Registrant's financial statements audited by Deloitte for any of the ten fiscal years ended December 31, 1993 or any consent provided by Deloitte with respect to any of the six registration statements filed with the SEC by the Registrant in 1993 or the registration statement filed with the SEC by the Registrant in the first quarter of 1994. The Deloitte letter does not question the fundamentals or intrinsic value of the Registrant's business. Deloitte acknowledged in its response that Deloitte submitted its resignation to the Registrant at a time when Deloitte's disputes with the Registrant were unresolved and subject to continuing discussion between Deloitte and the Registrant. As noted in the Form 8-K, the Registrant was prepared to delay filing of its Form 10-Q in an effort to satisfy Deloitte, but was unable to advise Deloitte of its willingness to delay the filing before Deloitte submitted its resignation to the Registrant. On the morning of Monday, May 23, 1994, prior to Deloitte's resignation, several members of management of the Registrant attempted to contact Deloitte to reaffirm management's commitment to continue to work with Deloitte until it was satisfied. However, the first contact the Registrant's management had with Deloitte on May 23, 1994 was when Deloitte called the Registrant to tender its resignation. The Registrant subsequently filed its Form 10-Q later that day. [See paragraph (B) of the Deloitte letter.]

    Deloitte acknowledged that the Registrant was not informed of the existence of any "disagreement" (within the meaning of Item 304 of Regulation S-K) regarding the first quarter of 1994 until after Deloitte had resigned. In addition, with respect to the first quarter of 1992, Deloitte acknowledged that the Registrant was not informed of the existence of any "reportable event"
(within the meaning of Item 304) until May 23, 1994, after Deloitte had resigned. Deloitte's letter does not discuss, refer to or otherwise call into question any accounting period other than the first quarter of 1994 and the first quarter of 1992. [See paragraph (A) of the Deloitte letter.] Deloitte had expressed concerns, in connection with the Registrant's first quarter 1992 financial results, regarding the accuracy of the Registrant's internally generated financial statements. [See paragraph (C)(3) of the Deloitte letter.] Deloitte, however, never stated prior to its resignation that such concerns constituted a "reportable event" (as defined in Item 304), and subsequently issued an unqualified audit report with respect to the 1992 fiscal year, which report has never been modified, supplemented or rescinded. Deloitte's letter agrees that its concerns regarding the first quarter of 1992 "were ultimately resolved to Deloitte's satisfaction."

    While Deloitte in its letter indicates that it "disagrees" with certain of the statements contained in the Form 8-K, particularly those statements describing the substance of disputes between the Registrant's management and Deloitte [see paragraph (C) of the Deloitte letter], the Deloitte letter recasts such statements, providing greater detail in certain instances, without directly contradicting the text of the Form 8-K.

    The Registrant agrees that Deloitte advised it on May 13, 1994 (the business day prior to the prescribed due date for the Form 10-Q), that Deloitte would resign if the Registrant filed its Form 10-Q in its then current version. [See paragraph (C)(1) of the Deloitte letter.] In fact, on that date, Deloitte presented the Registrant's management with three alternatives: (1) file the Form 10-Q in its then current form, (2) file the Form 10-Q as modified to conform to Deloitte's suggestions, or (3) delay the filing. The third alternative, which had been strongly recommended by Deloitte, was accepted by the

Registrant's management and agreed to that same day by the Audit Committee of the Registrant's Board of Directors. A Form 12b-25 was filed on May 16, 1994 to delay the prescribed due date of the Form 10-Q until May 23, 1994.

    Deloitte's letter states that Deloitte "disagreed with the recording of revenue" related to a certain transaction "because the information and documentation presented to Deloitte did not support the recording of the sale as of March 31, 1994." [See paragraph (C)(1) of the Deloitte letter.] Deloitte's letter does not question the substance of the transaction, but merely its timing (i.e., whether the transaction should properly be recorded in or subsequent to the first quarter of 1994). The Registrant's management offered Deloitte the opportunity to directly confirm the transaction in a writing to be signed by the other party to the transaction. Deloitte, however, declined to seek the confirmation and the Registrant is unaware of any attempt by Deloitte to confirm the transaction.

    Deloitte's letter states that Deloitte needed additional support for the Registrant's proposed $2.9 million increase in its provision for doubtful accounts. [See paragraph (C)(1) of the Deloitte letter.] Subsequent to the Registrant's press release of its financial results for the first quarter of 1994 on April 26, 1994, management became aware of the bankruptcy filing of a major customer of the Registrant. Such customer was then indebted to the Registrant in an amount in excess of $3 million. The bankruptcy filing of such customer constituted a Type 1 Subsequent Event that should be accounted for and reflected on the Registrant's balance sheet as of March 31, 1994. Deloitte did not request any supporting documents relating to the bankruptcy of such customer prior to its resignation.

    Deloitte's letter states that, at the time of Deloitte's resignation, it informed management and the Registrant's Audit Committee that it was "no longer willing to rely on management's representations." [See paragraph (C)(4) of the Deloitte letter.] Deloitte's letter, however, does not offer any reasons for such statement. Prior to its resignation, Deloitte made no attempt to express its concerns independently to either the outside board members of the Audit Committee or other members of the Registrant's management (notably, the Registrant's chief executive officer or its general counsel).

    In sum, Deloitte's response confirmed that the Registrant's financial statements do not contain any irregularities. Deloitte does not even suggest any limitation or withdrawal of reports issued and consents previously provided by it. Deloitte resigned while certain issues relating to the first quarter of 1994 remained unresolved and subject to further discussion.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a) Financial Statements of Businesses Acquired.

        None.

    (b) Pro Forma Financial Information.

        None.

    (c) Exhibits.

 EXHIBIT
   NO.                                   DESCRIPTION
- - ----------    ------------------------------------------------------------------
     16.1     Letter re Change in Certifying Accountant
     99.1     Press Release dated June 14, 1994

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Culver City, State of California, on June 13, 1994.

                                          IDB COMMUNICATIONS GROUP, INC.

                                          By:      /s/  Edward R. Cheramy

                                          --------------------------------------
                                              Edward R. Cheramy
                                              President

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